UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5482

DWS High Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/08

ITEM 1.            REPORT TO STOCKHOLDERS

  NOVEMBER 30, 2008

Annual Report to Shareholders

DWS High Income Trust Ticker Symbol: KHI

Contents

3 Performance Summary

5 Portfolio Management Review

10 Portfolio Summary

12 Investment Portfolio

24 Financial Statements

28 Financial Highlights

29 Notes to Financial Statements

38 Report of Independent Registered Public Accounting Firm

39 Tax Information

39 Other Information

40 Dividend Reinvestment Plan

42 Investment Management Agreement Approval

47 Trustees and Officers

51 Additional Information

Investments in funds involve risk. Yields and market value will fluctuate. The fund invests in lower-quality and non-rated securities which present greater risk of loss of principal and interest than higher-quality securities. Additionally, investing in emerging markets presents certain risks, such as currency fluctuation, political and economic changes and market risks. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. Leverage results in additional risks and can magnify the effect of any losses. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is an initial public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2008

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Returns and rankings based on net asset value during all periods shown reflect fee reductions. Without these fee reductions, returns and rankings would have been lower.

Average Annual Total Returns as of 11/30/08
DWS High Income Trust	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	-37.13%	-11.07%	-3.03%	.09%
Based on Market Price(a)	-41.98%	-23.50%	-10.33%	-2.77%
Credit Suisse High Yield Index(b)	-30.06%	-6.79%	-1.22%	2.28%
Lipper Closed-End High Current Yield Funds (Leveraged) Category(c)	-45.86%	-16.58%	-5.12%	-1.17%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Market Price
	As of 11/30/08	As of 11/30/07
Net Asset Value	$ 3.03	$ 5.43
Market Price	$ 2.52	$ 4.91

Prices and net asset value fluctuate and are not guaranteed.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
(b) Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
(c) Lipper's Closed-End High Current Yield Funds (Leveraged) Category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, can use leverage and tend to invest in lower-grade debt issues. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End High Current Yield Funds (Leveraged) Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.
Distribution Information
Twelve Months as of 11/30/08: Income Dividends	$ .51
November Income Dividend	$ .0420
Current Annualized Distribution Rate (Based on Net Asset Value) as of 11/30/08+	16.63%
Current Annualized Distribution Rate (Based on Market Price) as of 11/30/08+	20.00%
+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — Closed-End High Current Yield Funds (Leveraged) Category as of 11/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	12	of	38	31
3-Year	11	of	32	34
5-Year	9	of	28	32
10-Year	4	of	19	20

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Management Review

DWS High Income Trust

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS High Income Trust. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Gary Sullivan, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

• Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

• BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business

In the following interview, Portfolio Manager Gary Sullivan discusses DWS High Income Trust's strategy and the market environment during the 12-month period ended November 30, 2008.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the high-yield bond market perform during the annual period?

A: High-yield bonds produced a negative absolute return and underperformed the broader bond market by a wide margin during the past year. The Credit Suisse High Yield Index (the fund's benchmark) returned -30.06% during the 12-month period, well behind the 1.74% return of the Barclays Capital US Aggregate Index.1 After a difficult third quarter (marked by a 8.04% decline for the Credit Suisse High Yield Index), the high-yield market posted its two worst months on record, dropping 15.84% in October of 2008 and another 8.63% in November of 2008. The period from September through the end of November was one of the most turbulent and volatile for the financial markets in decades, as the resurgence of the year-long credit crisis sent investors fleeing into Treasuries, draining liquidity away from the capital markets and severely depressing the returns of higher-risk assets.

For several reasons, high-yield bonds were particularly vulnerable to the crosscurrents affecting the broader financial system. First, concerns about a sharp economic slowdown led to speculation that the high-yield default rate would soar from its current level of 3%-4%, which is low on a historical basis.2 Second, the crisis caused a number of corporations to lose access to credit — at least temporarily — an issue of particular importance for companies in the high-yield sector. And third, forced selling by market participants put additional pressure on bond prices.

1 The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
The Barclays Capital US Aggregate Index (name changed from Lehman Brothers US Aggregate Index effective November 3, 2008) is an unmanaged, market- value- weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 Source: Moody's Investors Service.
3 Source: Credit Suisse: The long-term historical spread is based upon the average monthly yield spread of the Credit Suisse High Yield Index from January 31, 1986 to November 30, 2008. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.
4 Lipper's Closed-End High Current Yield Funds (Leveraged) Category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, can use leverage and tend to invest in lower-grade debt issues. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End High Current Yield Funds (Leveraged) Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

The extreme weakness in high yield caused the spread between high-yield bonds and Treasuries to increase from 575 basis points (5.75 percentage points) one year ago to 1,816 basis points on November 30, 2008.3 At this level, the yield spread stands well above previous all-time high levels of 1,080 basis points in September 2002 and 1,096 basis points in 1990. This indicates that on a historical basis, the high-yield sector is trading at extremely distressed levels.

Q: How did the fund perform?

A: For the fiscal year ended November 30, 2008,the fund's total return based on net asset value was -37.13%, underperforming the -30.06% return for its benchmark, but outperforming the -45.86% average return of the 38 funds in its Lipper peer group, Closed-End High Current Yield Funds.4 The November 30, 2008 NAV per share was $3.03, compared with $5.43 twelve months prior.

For the fiscal year ended November 30, 2008, the fund's total return based on the market price of its shares quoted on the New York stock exchange was -41.98%. The fund's share market price as of November 30, 2008 was $2.52 per share. The fund's market price stood at $4.91 twelve months prior. The market price discount of the shares, as a percentage of NAV, was approximately 16.8% on November 30, 2008, compared to approximately 9.6% on November 30, 2007. (Performance is calculated based on the reinvestment of dividends. Past performance is no guarantee of future results. Please see pages 3 and 4 for complete performance information.)

The fund maintained a leverage position throughout the period, meaning that the fund borrowed money as permitted by the fund's loan agreement. At the close of the period, the portfolio was 31.88% leveraged, meaning that the fund borrowed $45.8 million as of November 30, 2008. In employing leverage, the fund uses a secure line of credit, and then invests the proceeds in longer-term securities.

Q: What individual securities helped performance?

A: Throughout the year, we kept the portfolio defensively positioned in terms of both credit quality and sector allocation.5 The portfolio maintained a higher average credit quality than that of the benchmark, and it remained underweight in financials and housing, as well as in cyclical industries such as retail and paper.6 We continued to overweight the more defensive sectors, such as health care/acute care, utilities and aerospace/defense.

Our decision to avoid exposure to a number of individual issuers that underperformed the benchmark, particularly those in real estate and mortgage sectors, helped the fund's relative performance.

The leading individual contributor to performance was DRS Technologies, Inc.*, a defense-related firm that was bid for by the investment-grade rated company Finmeccanica. Also performing well for the fund were Kansas City Southern Railway Co. and its subsidiary Kansas City Southern de Mexico SA de CV. The company has a substantial asset base, which was viewed as a positive attribute amid the credit crisis. Two utilities held in the fund — AES Corp. and Allegheny Energy Supply Co., LLC — saw their bonds gain ground due to the companies' steady cash flows and defensive nature. In addition, the bonds of Allied Security, Inc. rose in price when the company was bought out and its bonds were tendered at a premium.

Q: What holdings hurt performance?

A: The fund's performance was hurt by its position in bonds issued by GMAC Corp. These bonds generated very poor performance due to GMAC's exposure to rising defaults on auto loans.

The fund's performance was also hurt by positions in two companies forced to go through debt restructurings: American Color Graphics, Inc.* and Tropicana Entertainment LLC. Another notable detractor was Young Broadcasting, Inc., whose bonds lost ground when the company ran into difficulties selling its holding in the San Francisco television station KRON, raising the likelihood of a restructuring.

5 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.
6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
* Not held in the portfolio as of November 30, 2008.

Q: What is your view on the high-yield market as a whole?

A: Given that the outlook remains dim for the global economy over the next several months, we remain sensitive to downside risks. Although recent measures enacted by US and foreign governments to aid the global financial industry are expected to offer some relief from this unprecedented financial crisis, many uncertainties remain about its longer-term effects. Nonetheless, in light of the fact that high-yield spreads have moved to historically wide levels, we believe the market still offers good risk-adjusted return opportunities in specific credits.

We believe that a cautious investment approach remains necessary. Given the uncertainty in the global financial markets, we expect that the key to outperformance throughout 2009 will be the avoidance of individual credit defaults. We therefore continue to focus carefully on credit research and the fundamental credit strength of issuers in the fund.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	11/30/08	11/30/07

Corporate Bonds	89%	90%
Loan Participations and Assignments	9%	6%
Cash Equivalents	1%	3%
Preferred Securities	1%	—
Other Investments	—	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	11/30/08	11/30/07

Energy	16%	10%
Consumer Discretionary	14%	23%
Materials	14%	12%
Utilities	14%	8%
Telecommunication Services	11%	8%
Industrials	9%	12%
Health Care	8%	6%
Financials	8%	14%
Information Technology	3%	4%
Consumer Staples	3%	3%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	11/30/08	11/30/07

BBB	4%	1%
BB	29%	18%
B	47%	50%
Below B	16%	25%
Not Rated	4%	6%
	100%	100%

Asset allocation, sector diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Interest Rate Sensitivity	11/30/08	11/30/07

Effective Maturity	6.2 years	8.2 years
Duration	4.1 years	5.0 years

Interest rate sensitivity is subject to change.

For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2008

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 125.7%
Consumer Discretionary 17.6%
AMC Entertainment, Inc., 8.0%, 3/1/2014	670,000	415,400
American Achievement Corp., 144A, 8.25%, 4/1/2012	205,000	200,900
American Achievement Group Holding Corp., 14.75%, 10/1/2012 (PIK)	446,173	424,422
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	475,000	190,000
8.0%, 3/15/2014	200,000	82,000
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	515,000	298,700
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015	345,000	113,850
Carrols Corp., 9.0%, 1/15/2013	215,000	142,975
Charter Communications Operating LLC, 144A, 10.875%, 9/15/2014	1,380,000	990,150
CSC Holdings, Inc.:
6.75%, 4/15/2012	435,000	364,317
Series B, 7.625%, 4/1/2011	375,000	331,875
Denny's Holdings, Inc., 10.0%, 10/1/2012	135,000	92,475
DirecTV Holdings LLC, 7.625%, 5/15/2016	1,120,000	954,800
Dollarama Group LP, 8.883%***, 8/15/2012 (b)	350,000	234,500
EchoStar DBS Corp.:
6.375%, 10/1/2011	610,000	518,500
6.625%, 10/1/2014	590,000	421,850
7.125%, 2/1/2016	550,000	390,500
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	455,000	59,150
General Motors Corp., 7.4%, 9/1/2025	245,000	44,100
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	410,000	282,900
Group 1 Automotive, Inc., 8.25%, 8/15/2013	200,000	122,000
Hertz Corp., 8.875%, 1/1/2014	1,280,000	660,800
Idearc, Inc., 8.0%, 11/15/2016	960,000	79,200
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	265,000	125,875
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	415,000	176,375
Kabel Deutschland GmbH, 10.625%, 7/1/2014	735,000	588,918
Lamar Media Corp., Series C, 6.625%, 8/15/2015	285,000	206,625
Liberty Media LLC:
5.7%, 5/15/2013	60,000	40,256
8.25%, 2/1/2030	500,000	300,000
8.5%, 7/15/2029	675,000	418,311
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	205,000	159,900
MGM MIRAGE:
6.0%, 10/1/2009	308,000	249,480
6.625%, 7/15/2015 (c)	840,000	443,100
8.375%, 2/1/2011 (c)	425,000	205,063
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	650,000	484,250
Norcraft Holdings LP, 9.75%, 9/1/2012	1,130,000	904,000
Penske Automotive Group, Inc., 7.75%, 12/15/2016	835,000	304,775
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	335,000	254,600
Quebecor Media, Inc., 7.75%, 3/15/2016	290,000	194,300
Quebecor World, Inc., 144A, 9.75%, 1/15/2015**	330,000	21,450
Reader's Digest Association, Inc., 9.0%, 2/15/2017	305,000	70,531
Sabre Holdings Corp., 8.35%, 3/15/2016	375,000	112,500
Seminole Hard Rock Entertainment, Inc., 144A, 5.319%***, 3/15/2014	475,000	251,750
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	335,000	150,750
Simmons Co., Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	1,345,000	269,000
Sinclair Television Group, Inc., 8.0%, 3/15/2012 (c)	388,000	302,640
Sirius XM Radio, Inc., 9.625%, 8/1/2013	900,000	220,500
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	405,000	145,800
Time Warner, Inc., 9.125%, 1/15/2013	845,000	823,068
Travelport LLC:
7.436%***, 9/1/2014	315,000	75,600
9.875%, 9/1/2014	75,000	26,250
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	120,000	17,400
United Components, Inc., 9.375%, 6/15/2013	70,000	36,400
Unity Media GmbH:
144A, 8.75%, 2/15/2015 EUR	945,000	912,149
144A, 10.375%, 2/15/2015	260,000	173,875
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	435,000	417,116
144A, 8.0%, 11/1/2016 EUR	195,000	162,217
Vertis, Inc., 13.5%, 4/1/2014 (PIK)	154,392	36,020
Videotron Ltd., 144A, 9.125%, 4/15/2018	160,000	140,800
Vitro SAB de CV, 9.125%, 2/1/2017	1,290,000	341,850
Young Broadcasting, Inc., 8.75%, 1/15/2014	2,020,000	30,300
		17,209,158
Consumer Staples 4.0%
Alliance One International, Inc., 8.5%, 5/15/2012	205,000	153,750
Delhaize America, Inc.:
8.05%, 4/15/2027	115,000	98,851
9.0%, 4/15/2031	978,000	903,223
General Nutrition Centers, Inc., 7.584%***, 3/15/2014 (PIK)	235,000	135,125
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	1,616,750	994,301
Smithfield Foods, Inc., 7.75%, 7/1/2017	165,000	86,213
Viskase Companies, Inc., 11.5%, 6/15/2011	2,185,000	1,529,500
		3,900,963
Energy 20.1%
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	910,000	573,300
Belden & Blake Corp., 8.75%, 7/15/2012	1,940,000	1,358,000
Bristow Group, Inc., 7.5%, 9/15/2017	450,000	310,500
Chaparral Energy, Inc.:
8.5%, 12/1/2015	635,000	234,950
8.875%, 2/1/2017	230,000	85,100
Chesapeake Energy Corp.:
6.25%, 1/15/2018	260,000	170,300
6.875%, 1/15/2016	1,549,000	1,092,045
7.25%, 12/15/2018	725,000	507,500
7.5%, 6/15/2014	190,000	148,200
Cimarex Energy Co., 7.125%, 5/1/2017	360,000	280,800
Colorado Interstate Gas Co., 6.8%, 11/15/2015	1,020,000	851,823
Delta Petroleum Corp., 7.0%, 4/1/2015	850,000	208,250
Dynegy Holdings, Inc., 6.875%, 4/1/2011	130,000	106,925
El Paso Corp.:
7.25%, 6/1/2018	765,000	531,675
9.625%, 5/15/2012	275,000	240,466
Energy Transfer Partners LP, 6.0%, 7/1/2013	1,145,000	1,018,306
EXCO Resources, Inc., 7.25%, 1/15/2011	628,000	483,560
Forest Oil Corp., 144A, 7.25%, 6/15/2019	230,000	157,550
Frontier Oil Corp.:
6.625%, 10/1/2011	320,000	280,000
8.5%, 9/15/2016	690,000	579,600
KCS Energy, Inc., 7.125%, 4/1/2012	1,735,000	1,249,200
Mariner Energy, Inc.:
7.5%, 4/15/2013	400,000	260,000
8.0%, 5/15/2017	445,000	238,075
Newfield Exploration Co., 7.125%, 5/15/2018	685,000	486,350
OPTI Canada, Inc.:
7.875%, 12/15/2014	540,000	205,200
8.25%, 12/15/2014	1,305,000	508,950
Petrohawk Energy Corp.:
144A, 7.875%, 6/1/2015	200,000	141,000
9.125%, 7/15/2013	415,000	317,475
Plains Exploration & Production Co.:
7.0%, 3/15/2017	380,000	254,600
7.625%, 6/1/2018	765,000	508,725
Quicksilver Resources, Inc., 7.125%, 4/1/2016	1,060,000	609,500
Range Resources Corp., 7.25%, 5/1/2018	75,000	59,531
SandRidge Energy, Inc., 144A, 8.0%, 6/1/2018	300,000	192,000
Southwestern Energy Co., 144A, 7.5%, 2/1/2018	525,000	443,625
Stallion Oilfield Services, 144A, 9.75%, 2/1/2015	230,000	86,250
Stone Energy Corp.:
6.75%, 12/15/2014	740,000	421,800
8.25%, 12/15/2011	1,155,000	854,700
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	340,000	251,887
Tesoro Corp., 6.5%, 6/1/2017	440,000	257,400
Whiting Petroleum Corp.:
7.0%, 2/1/2014	430,000	290,250
7.25%, 5/1/2012	830,000	630,800
7.25%, 5/1/2013	175,000	124,250
Williams Companies, Inc.:
8.125%, 3/15/2012	1,440,000	1,245,600
8.75%, 3/15/2032	730,000	532,900
Williams Partners LP, 7.25%, 2/1/2017	335,000	262,975
		19,651,893
Financials 10.2%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	1,065,000	553,800
Ashton Woods USA LLC, 9.5%, 10/1/2015**	1,060,000	212,000
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	200,000	64,000
Conproca SA de CV, REG S, 12.0%, 6/16/2010	1,646,500	1,695,895
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012**	5,807,673	0
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	2,660,000	1,176,534
7.875%, 6/15/2010	550,000	280,355
GMAC LLC, 6.875%, 9/15/2011	1,495,000	574,466
Hawker Beechcraft Acquisition Co., LLC:
8.5%, 4/1/2015	1,070,000	502,900
8.875%, 4/1/2015 (PIK)	635,000	260,350
Hexion US Finance Corp., 9.75%, 11/15/2014	210,000	109,200
Inmarsat Finance II PLC, 10.375%, 11/15/2012	1,215,000	1,066,162
iPayment, Inc., 9.75%, 5/15/2014	365,000	248,200
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	345,000	138,431
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	570,000	58,425
NiSource Finance Corp., 6.15%, 3/1/2013	575,000	483,188
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014	435,000	239,250
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	81,000	70,065
Sprint Capital Corp.:
7.625%, 1/30/2011	425,000	306,000
8.375%, 3/15/2012	170,000	115,600
Tropicana Entertainment LLC, 9.625%, 12/15/2014**	1,100,000	38,500
UCI Holdco, Inc., 10.319%***, 12/15/2013 (PIK)	520,673	166,616
Universal City Development Partners, 11.75%, 4/1/2010	1,695,000	1,101,750
Williams Companies, Inc., Credit Linked Certificate Trust, 144A, 6.75%, 4/15/2009	10,000	9,740
Wind Acquisition Finance SA:
144A, 9.75%, 12/1/2015 EUR	415,000	421,656
144A, 10.75%, 12/1/2015	85,000	69,700
		9,962,783
Health Care 8.5%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	835,000	459,250
Community Health Systems, Inc., 8.875%, 7/15/2015	2,990,000	2,399,475
HCA, Inc.:
9.125%, 11/15/2014	535,000	434,688
9.25%, 11/15/2016	2,045,000	1,661,562
9.625%, 11/15/2016 (PIK)	565,000	406,800
HEALTHSOUTH Corp., 10.75%, 6/15/2016	305,000	269,925
IASIS Healthcare LLC, 8.75%, 6/15/2014	440,000	334,400
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	390,000	282,750
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	410,000	246,000
The Cooper Companies, Inc., 7.125%, 2/15/2015	680,000	508,300
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	480,000	369,600
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	1,140,000	912,000
		8,284,750
Industrials 12.9%
Allied Waste North America, Inc., 6.5%, 11/15/2010	575,000	543,375
ARAMARK Corp., 8.5%, 2/1/2015	175,000	145,250
Baldor Electric Co., 8.625%, 2/15/2017 (c)	360,000	264,600
BE Aerospace, Inc., 8.5%, 7/1/2018	880,000	726,000
Belden, Inc., 7.0%, 3/15/2017	340,000	253,300
Bombardier, Inc., 144A, 6.75%, 5/1/2012	1,270,000	1,079,500
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	1,095,000	788,400
Cenveo Corp., 144A, 10.5%, 8/15/2016	360,000	276,300
Congoleum Corp., 8.625%, 8/1/2008**	715,000	536,250
Esco Corp.:
144A, 6.694%***, 12/15/2013	40,000	26,000
144A, 8.625%, 12/15/2013	725,000	558,250
General Cable Corp.:
6.258%***, 4/1/2015	530,000	302,100
7.125%, 4/1/2017	400,000	252,000
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	145,000	90,625
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	305,000	233,325
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	380,000	140,600
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014	690,000	507,150
7.625%, 12/1/2013	905,000	683,275
9.375%, 5/1/2012	1,145,000	910,275
Kansas City Southern Railway Co., 8.0%, 6/1/2015	710,000	528,950
Mobile Services Storage Group, Inc., 9.75%, 8/1/2014	445,000	329,300
Moog, Inc., 144A, 7.25%, 6/15/2018	150,000	115,500
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	570,000	342,000
Ply Gem Industries, Inc., 11.75%, 6/15/2013 (c)	255,000	151,088
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017	1,240,000	161,200
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	325,000	227,500
Seitel, Inc., 9.75%, 2/15/2014	230,000	133,400
Titan International, Inc., 8.0%, 1/15/2012	995,000	776,100
TransDigm, Inc., 7.75%, 7/15/2014	205,000	155,800
United Rentals North America, Inc.:
6.5%, 2/15/2012	750,000	525,000
7.0%, 2/15/2014	960,000	547,200
US Concrete, Inc., 8.375%, 4/1/2014	380,000	212,800
Vought Aircraft Industries, Inc., 8.0%, 7/15/2011	215,000	148,350
		12,670,763
Information Technology 4.1%
Alion Science & Technology Corp., 10.25%, 2/1/2015	345,000	189,750
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	1,175,000	399,500
L-3 Communications Corp.:
5.875%, 1/15/2015	1,150,000	931,500
Series B, 6.375%, 10/15/2015	1,085,000	900,550
Lucent Technologies, Inc., 6.45%, 3/15/2029	1,235,000	494,000
MasTec, Inc., 7.625%, 2/1/2017	475,000	356,250
Sanmina-SCI Corp., 144A, 5.569%***, 6/15/2010	171,000	145,350
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	695,000	434,375
Vangent, Inc., 9.625%, 2/15/2015	275,000	159,500
		4,010,775
Materials 16.4%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	200,000	129,000
ARCO Chemical Co., 9.8%, 2/1/2020	2,955,000	945,600
Cascades, Inc., 7.25%, 2/15/2013	1,002,000	561,120
Chemtura Corp., 6.875%, 6/1/2016	745,000	409,750
Clondalkin Acquisition BV, 144A, 4.819%***, 12/15/2013	465,000	279,000
CPG International I, Inc., 10.5%, 7/1/2013	760,000	425,600
Exopack Holding Corp., 11.25%, 2/1/2014	1,125,000	708,750
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 4/1/2015	1,450,000	1,051,250
8.375%, 4/1/2017	2,110,000	1,498,100
GEO Specialty Chemicals, Inc.:
144A, 7.5%***, 3/31/2015 (PIK)	729,241	510,469
144A, 10.698%***, 12/31/2009	1,194,000	835,800
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017	260,000	191,100
9.5%, 12/1/2011	285,000	249,375
Hexcel Corp., 6.75%, 2/1/2015	1,510,000	1,147,600
Huntsman LLC, 11.625%, 10/15/2010	1,738,000	1,651,100
Jefferson Smurfit Corp., 8.25%, 10/1/2012	415,000	116,200
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	590,000	457,250
Metals USA Holdings Corp., 10.883%***, 7/1/2012 (PIK)	235,000	64,625
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	180,000	75,600
NewMarket Corp., 7.125%, 12/15/2016	810,000	631,800
NewPage Corp., 10.0%, 5/1/2012 (c)	680,000	367,200
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	400,000	365,774
Pliant Corp., 11.85%, 6/15/2009 (PIK)	3	2
Radnor Holdings Corp., 11.0%, 3/15/2010**	180,000	225
Rhodia SA, 144A, 8.068%***, 10/15/2013 EUR	410,000	278,585
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	790,000	570,775
The Mosaic Co., 144A, 7.375%, 12/1/2014	2,220,000	1,887,000
Witco Corp., 6.875%, 2/1/2026	275,000	107,250
Wolverine Tube, Inc., 10.5%, 4/1/2009	600,000	540,000
		16,055,900
Telecommunication Services 13.0%
BCM Ireland Preferred Equity Ltd., 144A, 11.245%***, 2/15/2017 (PIK) EUR	403,249	99,872
Centennial Communications Corp.:
10.0%, 1/1/2013	260,000	261,300
10.125%, 6/15/2013	570,000	562,162
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	1,060,000	869,200
8.375%, 1/15/2014 (c)	395,000	291,806
Cricket Communications, Inc.:
9.375%, 11/1/2014	800,000	635,000
144A, 10.0%, 7/15/2015	730,000	594,950
Embratel, Series B, 11.0%, 12/15/2008	235,000	232,650
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012	168,288	117,802
Hellas Telecommunications Luxembourg V, 144A, 8.818%***, 10/15/2012 EUR	220,000	148,088
Intelsat Corp.:
144A, 9.25%, 8/15/2014	145,000	125,063
144A, 9.25%, 6/15/2016	1,665,000	1,390,275
Intelsat Subsidiary Holding Co., Ltd., 144A, 8.875%, 1/15/2015	870,000	726,450
iPCS, Inc., 5.318%***, 5/1/2013	180,000	126,000
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	1,010,000	828,200
Millicom International Cellular SA, 10.0%, 12/1/2013	1,985,000	1,637,625
Qwest Corp.:
7.25%, 9/15/2025	120,000	76,800
7.875%, 9/1/2011	1,210,000	998,250
8.875%, 3/15/2012	260,000	214,500
Sprint Nextel Corp., 6.0%, 12/1/2016	360,000	199,800
Stratos Global Corp., 9.875%, 2/15/2013	260,000	243,100
Telesat Canada, 144A, 11.0%, 11/1/2015	1,255,000	828,300
Virgin Media Finance PLC:
8.75%, 4/15/2014	905,000	653,862
8.75%, 4/15/2014 EUR	570,000	463,314
Windstream Corp.:
7.0%, 3/15/2019	515,000	356,635
8.625%, 8/1/2016	80,000	62,400
		12,743,404
Utilities 18.9%
AES Corp.:
8.0%, 10/15/2017	890,000	614,100
144A, 8.0%, 6/1/2020	710,000	454,400
144A, 8.75%, 5/15/2013	2,288,000	2,013,440
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	3,285,000	3,087,900
CenterPoint Energy, Inc., Series B, 7.25%, 9/1/2010	405,000	395,838
CMS Energy Corp., 8.5%, 4/15/2011	2,045,000	1,948,500
Edison Mission Energy, 7.0%, 5/15/2017	930,000	697,500
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	1,080,000	696,600
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016	315,000	239,400
Knight, Inc., 6.5%, 9/1/2012	325,000	260,000
Mirant Americas Generation LLC, 8.3%, 5/1/2011	1,250,000	1,156,250
Mirant North America LLC, 7.375%, 12/31/2013	280,000	242,200
NRG Energy, Inc.:
7.25%, 2/1/2014	825,000	672,375
7.375%, 2/1/2016	780,000	633,750
7.375%, 1/15/2017	290,000	234,175
NV Energy, Inc.:
6.75%, 8/15/2017	880,000	717,785
8.625%, 3/15/2014	155,000	143,681
Oncor Electric Delivery Co., 7.0%, 9/1/2022	285,000	246,470
Orion Power Holdings, Inc., 12.0%, 5/1/2010	1,990,000	1,930,300
Regency Energy Partners LP, 8.375%, 12/15/2013	520,000	367,900
Reliant Energy, Inc., 7.875%, 6/15/2017	880,000	640,200
Texas Competitive Electric Holdings Co., LLC, 144A, 10.5%, 11/1/2015	1,785,000	1,142,400
		18,535,164
Total Corporate Bonds (Cost $185,049,685)		123,025,553

Loan Participations and Assignments 13.3%
Senior Loans***
Advanced Medical Optics, Inc., Term Loan B, LIBOR plus 1.75%, 4.516%, 4/2/2014	195,556	132,977
Algoma Steel, Inc., Term Loan B, LIBOR plus 2.5%, 5.266%, 6/20/2013	337,807	253,355
Alliance Mortgage Cycle Loan, Term Loan A, LIBOR plus 7.25%, 10.016%, 6/1/2010**	466,667	0
Alltel Communication, Inc., Term Loan B1, LIBOR plus 2.75%, 5.516%, 5/15/2015	2,488,715	2,389,864
Aspect Software, Inc., Term Loan B, LIBOR plus 2.5%, 5.266%, 6/29/2011	367,193	286,411
Buffets, Inc.:
Letter of Credit, LIBOR plus 7.25%, 10.016%, 5/1/2013	118,441	37,664
Term Loan B, LIBOR plus 7.25%, 10.016%, 11/1/2013	602,660	191,646
Term Loan DIP, LIBOR plus 7.25%, 10.016%, 1/22/2009	289,728	92,134
Charter Communications Operating LLC:
Incremental Term Loan, LIBOR plus 5.0%, 7.766%, 3/6/2014	636,800	492,565
Term Loan, LIBOR plus 2.0%, 4.766%, 3/6/2014	973,545	662,478
Cricket Communications, Inc., Term Loan B, LIBOR plus 3.0%, 5.766%, 6/16/2013	537,252	437,189
Energy Future Holdings Corp., Term Loan B2, LIBOR plus 3.5%, 6.266%, 10/14/2014	3,078,900	2,102,627
Ford Motor Co., Term Loan B, LIBOR plus 3.0%, 5.766%, 12/16/2013	389,010	163,384
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 5.016%, 9/16/2013	197,990	131,168
Georgia-Pacific Corp., Term Loan B1, LIBOR plus 2.0%, 4.766%, 12/20/2012	796,070	624,421
Golden Nugget, Term Loan, 6.51%, 6/16/2014	390,000	78,000
Graphic Packaging International, Inc., Term Loan, LIBOR plus 2.75%, 5.516%, 5/16/2014	822,036	630,230
Hawker Beechcraft, Inc.:
Letter of Credit, LIBOR plus 2.0%, 4.766%, 3/26/2014	43,427	22,995
Term Loan B, LIBOR plus 2.0%, 4.766%, 3/26/2014	741,452	392,599
HCA, Inc., Term Loan A, LIBOR plus 1.5%, 4.266%, 11/17/2012	2,704,925	2,154,473
Hexion Specialty Chemicals:
Term Loan C1, LIBOR plus 2.25%, 5.016%, 5/6/2013	966,252	537,879
Term Loan C2, LIBOR plus 2.25%, 5.016%, 5/6/2013	250,293	139,330
IASIS Healthcare LLC, Term Loan, LIBOR plus 5.25%, 8.016%, 6/15/2014 (PIK)	470,678	258,873
Longview Power LLC:
Letter of Credit, 3.663%, 4/1/2014	41,000	28,085
Term Loan B, 5.125%, 4/1/2014	113,000	77,405
Demand Draw, 5.75%, 4/1/2014	131,000	89,735
NewPage Corp., Term Loan, LIBOR plus 3.75%, 6.516%, 12/19/2014	79,400	57,962
Sabre, Inc., Term Loan B, LIBOR plus 2.0%, 4.766%, 9/30/2014	330,415	135,159
Symbion, Inc.:
Term Loan A, LIBOR plus 3.25%, 6.016%, 8/23/2013	151,360	102,168
Term Loan B, LIBOR plus 3.25%, 6.016%, 8/23/2014	151,360	105,952
Tribune Co., Tranche B, LIBOR plus 3.0%, 5.766%, 5/19/2014	671,500	195,366
Total Loan Participations and Assignments (Cost $18,805,363)		13,004,094

Preferred Securities 0.6%
Financials
Citigroup, Inc., Series E, 8.4%, 4/30/2018 (d)	685,000	404,458
Xerox Capital Trust I, 8.0%, 2/1/2027 (c)	235,000	172,487
Total Preferred Securities (Cost $891,661)		576,945
	Units	Value ($)

Other Investments 0.5%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (Cost $482,087)	775,000	480,500
	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Vertis Holdings, Inc.*	7,700	0
Materials 0.0%
GEO Specialty Chemicals, Inc.*	14,091	11,977
GEO Specialty Chemicals, Inc. 144A*	1,283	1,091
		13,068
Total Common Stocks (Cost $154,244)		13,068

Warrants 0.0%
Financials 0.0%
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	105,300	11,832
Industrials 0.0%
Dayton Superior Corp., 144A, Expiration Date 6/15/2009*	60	0
Total Warrants (Cost $1)		11,832
Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc.:
144A, 12.0%*	2	1,300
Series AI, 144A, 12.0%*	15,000	98
Total Convertible Preferred Stocks (Cost $38,784)		1,398

Securities Lending Collateral 1.9%
Daily Assets Fund Institutional, 2.31% (e) (f) (Cost $1,822,385)	1,822,385	1,822,385

Cash Equivalents 0.6%
Cash Management QP Trust, 2.01% (e) (Cost $594,926)	594,926	594,926
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $207,839,136)+	142.6	139,530,701
Other Assets and Liabilities, Net	4.2	4,093,126
Notes Payable	(46.8)	(45,800,000)
Net Assets	100.0	97,823,827
* Non-income producing security.
** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)		Value ($)
Alliance Mortgage Cycle Loan	10.016%	6/4/2010	466,667	USD	467,631	0
Ashton Woods USA LLC	9.5%	10/1/2015	1,060,000	USD	982,877	212,000
Congoleum Corp.	8.625%	8/1/2008	715,000	USD	600,300	536,250
Eaton Vance Corp., CDO II, Series C-X	13.68%	7/15/2012	5,807,673	USD	3,904,801	0
Quebecor World, Inc.	9.75%	1/15/2015	330,000	USD	330,000	21,450
Radnor Holdings Corp.	11.0%	3/15/2010	180,000	USD	117,163	225
Tropicana Entertainment LLC	9.625%	12/15/2014	1,100,000	USD	827,274	38,500
					7,230,046	808,425
*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of November 30, 2008.
+ The cost for federal income tax purposes was $209,304,751. At November 30, 2008, net unrealized depreciation for all securities based on tax cost was $69,774,050. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $36,321 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $69,810,371.
(a) Principal amount is stated in US dollars unless otherwise noted.
(b) Security has deferred its 6/15/2008 interest payment until 6/15/2009.
(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2008 amounted to $1,698,763, which is 1.7% of net assets.
(d) Date shown is call date; not a maturity date for the perpetual preferred securities.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

At November 30, 2008, open credit default swap contract purchased was as follows:

Effective/ Expiration Dates	Notional Amount ($)	Fixed Cash Flows Paid	Reference Obligation/ Quality Rating (h)	Value ($)	Upfront Premiums Paid/ (Received)($)	Unrealized Appreciation ($)
5/2/2008 6/20/2013	360,000[2]	Fixed — 7.25%	Lyondell Chemical Company, 9.8%, 2/1/2020, B-	164,038	—	164,038

At November 30, 2008, open credit default swap contracts sold were as follows:

Effective/ Expiration Dates	Notional Amount ($) (g)	Fixed Cash Flows Received	Reference Obligation/ Quality Rating (h)	Value ($)	Upfront Premiums Paid/ (Received)($)	Unrealized Appreciation/ (Depreciation) ($)
10/3/2007 12/20/2008	335,000[2]	3.2%	General Motors Corp., 7.125%, 7/15/2013, CCC+	(28,546)	—	(28,546)
10/3/2007 12/20/2008	355,000[3]	2.6%	General Motors Corp., 7.125%, 7/15/2013, CCC+	(29,891)	—	(29,891)
10/23/2007 12/20/2008	560,000[2]	3.0%	General Motors Corp., 7.125%, 7/15/2013, CCC+	(52,213)	—	(52,213)
10/4/2007 12/20/2008	335,000[4]	3.1%	Ford Motor Co., 6.5%, 8/1/2018, CCC	(20,980)	—	(20,980)
10/5/2007 12/20/2008	200,000[2]	3.15%	Ford Motor Co., 6.5%, 8/1/2018, CCC	(12,499)	—	(12,499)
10/23/2007 12/20/2008	810,000[3]	3.4%	Ford Motor Co., 6.5%, 8/1/2018, CCC	(56,970)	—	(56,970)
11/20/2007 12/20/2008	370,000[1]	4.02%	Tenet Healthcare Corp., 7.375%, 2/1/2013, B	2,337	—	2,337
2/14/2008 3/20/2009	1,110,000[1]	3.8%	HCA, Inc., 7.7%, 3/20/2009, B-	(3,998)	—	(3,998)
2/26/2008 3/20/2009	850,000[1]	5.0%	Tenet Healthcare Corp., 7.375%, 2/1/2013, B	3,987	—	3,987
Total net unrealized depreciation				(198,773)	—	(198,773)
(g) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.
(h) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. Quality ratings serve as an indicator of the current status of the payment/performance risk of the credit derivative.
Counterparties:
[1] Merrill Lynch, Pierce, Fenner & Smith, Inc.
[2] Morgan Stanley Co., Inc.
[3] Citigroup Global Markets, Inc.
[4] Goldman Sachs & Co.

At November 30, 2008, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	178,835	EUR	142,800	12/19/2008	2,483
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
EUR	2,808,000	USD	3,514,055	12/19/2008	(51,372)
Currency Abbreviations
EUR Euro USD United States Dollar

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 1,822,385	$ —
Level 2	136,904,808	(83,624)
Level 3	803,508	—
Total	$ 139,530,701	$ (83,624)
++ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as forward foreign currency exchange contracts and credit default swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at November 30, 2008:

Investments in Securities
Balance as of December 1, 2007	$ 839,024
Total realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(762,333)
Amortization premium/discount	7,728
Net purchases (sales)	60,339
Net transfers in (out) of Level 3	658,750
Balance as of November 30, 2008	$ 803,508

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2008
Assets
Investments: Investments in securities, at value (cost $205,421,825) — including $1,698,763 of securities loaned	$ 137,113,390
Investment in Daily Assets Fund Institutional (cost $1,822,385)*	1,822,385
Investment in Cash Management QP Trust (cost $594,926)	594,926
Total investments, at value (cost $207,839,136)	139,530,701
Foreign currency, at value (cost $81)	80
Receivable for investments sold	1,603,350
Interest receivable	4,391,930
Unrealized appreciation on credit default swap contracts	170,362
Unrealized appreciation on forward foreign currency exchange contracts	2,483
Due from Advisor	252,946
Other assets	22,838
Total assets	145,974,690
Liabilities
Cash overdraft	53,334
Notes payable	45,800,000
Interest on notes payable	40,774
Payable upon return of securities loaned	1,822,385
Unrealized depreciation on credit default swap contracts	205,097
Unrealized depreciation on forward foreign currency exchange contracts	51,372
Net payable on closed forward foreign currency exchange contracts	2,677
Accrued management fee	72,248
Other accrued expenses and payables	102,976
Total liabilities	48,150,863
Net assets, at value	$ 97,823,827
Net Assets Consist of
Undistributed net investment income	937,233
Net unrealized appreciation (depreciation) on: Investments	(68,308,435)
Credit default swap contracts	(34,735)
Foreign currency	(58,942)
Accumulated net realized gain (loss)	(106,435,273)
Paid-in capital	271,723,979
Net assets, at value	$ 97,823,827
Net Asset Value
Net Asset Value per share ($97,823,827 ÷ 32,291,598 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 3.03
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2008
Investment Income
Income: Interest (net of foreign taxes withheld of $2,587)	$ 19,534,763
Interest — Cash Management QP Trust	160,499
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	70,826
Dividends	867
Total Income	19,766,955
Expenses: Management fee	1,320,889
Services to shareholders	83,188
Custodian fee	20,835
Professional fees	130,114
Trustees' fees and expenses	24,775
Reports to shareholders	71,487
Interest expense	2,215,545
Stock exchange listing fees	28,507
Other	54,754
Total expenses before expense reductions	3,950,094
Expense reductions	(12,662)
Total expenses after expense reductions	3,937,432
Net investment income	15,829,523
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(22,504,658)
Credit default swap contracts	(75,814)
Foreign currency	858,925
Payments by affiliates (see Note H)	253,140
(21,468,407)
Change in net unrealized appreciation (depreciation) on: Investments	(55,228,657)
Credit default swap contracts	(19,368)
Unfunded loan commitments	1,130
Foreign currency	(122,240)
(55,369,135)
Net gain (loss)	(76,837,542)
Net increase (decrease) in net assets resulting from operations	$ (61,008,019)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended November 30, 2008
Increase (decrease) in cash: Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ (61,008,019)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of long-term investments	$ (107,380,898)
Net purchases, sales and maturities of short-term investments	6,287,148
Net amortization of premium (discount)	(798,407)
Proceeds from sales and maturities of long-term investments	119,970,414
(Increase) decrease in interest receivable	804,929
(Increase) decrease in other assets	(239,518)
(Increase) decrease in receivable for investments sold	(228,560)
Increase (decrease) in interest on notes payable	(130,788)
Increase (decrease) in payable for investments purchased	(7,740,068)
Increase (decrease) in accrued expenses and payables	(136,926)
Change in net unrealized (appreciation) depreciation on investments	55,228,657
Change in net unrealized (appreciation) depreciation on credit default swap contracts	19,368
Change in net unrealized (appreciation) depreciation on forward foreign currency exchange contracts	112,521
Change in net unrealized (appreciation) depreciation in unfunded loan commitments	(1,130)
Net realized (gain) loss from investments	22,504,658
Cash provided (used) by operating activities	$ 27,263,381
Cash Flows from Financing Activities:
Net increase (decrease) in cash overdraft	$ (159,873)
Net increase (decrease) in notes payable	(10,700,000)
Distributions paid	(16,404,133)
Cash provided (used) by financing activities	(27,264,006)
Increase (decrease) in cash	(625)
Cash at beginning of period (including foreign currency)	705
Cash at end of period (including foreign currency)	$ 80
Supplemental Disclosure
Interest paid on notes	$ 2,333,919

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2008	2007
Operations: Net investment income	$ 15,829,523	$ 16,384,535
Net realized gain (loss)	(21,468,407)	(7,329)
Change in net unrealized appreciation (depreciation)	(55,369,135)	(14,750,735)
Net increase (decrease) in net assets resulting from operations	(61,008,019)	1,626,471
Distributions to shareholders from: Net investment income	(16,404,133)	(17,024,212)
Fund share and paid-in capital transactions: Reinvestment of distributions	—	778,578
Reimbursement by Advisor (see Note H)	—	175,116
Net increase (decrease) in net assets from Fund share and paid-in capital transactions	—	953,694
Increase (decrease) in net assets	(77,412,152)	(14,444,047)
Net assets at beginning of period	175,235,979	189,680,026
Net assets at end of period (including undistributed net investment income of $937,233 and $159,483, respectively)	$ 97,823,827	$ 175,235,979
Other Information
Shares outstanding at beginning of period	32,291,598	32,160,492
Shares issued to shareholders in reinvestment of dividends	—	131,106
Shares outstanding at end of period	32,291,598	32,291,598

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 5.43	$ 5.90	$ 5.85	$ 6.15	$ 5.81
Income (loss) from investment operations: Net investment income[a]	.49	.51	.54	.60	.66
Net realized and unrealized gain (loss)	(2.38)	(.46)	.13	(.24)	.32
Total from investment operations	(1.89)	.05	.67	.36	.98
Less distributions from: Net investment income	(.51)	(.53)	(.61)	(.66)	(.64)
Tax return of capital	—	—	(.01)	—	—
Total distributions	(.51)	(.53)	(.62)	(.66)	(.64)
Reimbursement by Advisor	—	.01	—	—	—
Net asset value, end of period	$ 3.03	$ 5.43	$ 5.90	$ 5.85	$ 6.15
Market value, end of period	$ 2.52	$ 4.91	$ 6.12	$ 7.67	$ 7.39
Total Return
Based on net asset value (%)[b]	(37.13)[d,f]	.93[d,e]	10.83[d]	4.60	16.53
Based on market value (%)[b]	(41.98)	(12.02)	(12.32)	14.14	13.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	98	175	190	187	195
Ratio of expenses before fee reductions (including interest expense) (%)	2.54	2.97	2.76	2.25	1.71
Ratio of expenses after fee reductions (including interest expense) (%)	2.53	2.97	2.75	2.25	1.71
Ratio of expenses after fee reductions (excluding interest expense) (%)	1.11	1.10	1.02	1.13	1.07
Ratio of net investment income (%)	10.19	8.75	9.26	9.95	11.08
Portfolio turnover rate (%)	53	57	87	102	135
Total debt outstanding at end of period ($ thousands)	45,800	56,500	62,000	60,750	65,000
Asset coverage per $1,000 of debt[c]	3,137	4,102	4,059	4,075	3,994
[a] Based on average shares outstanding during the period.
[b] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
[c] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.
[d] Total return would have been lower had certain fees not been reduced.
[e] Includes a non-recurring reimbursement from the Advisor for a fee previously charged to the Fund (see Note H). Excluding this non-recurring reimbursement, total return would have been 0.10% lower.
[f] Includes a reimbursement from the Advisor to reimburse the effect of a loss incurred in violation of investment restrictions during the period (see Note H). Excluding this reimbursement, total return would have been 0.16% lower.

Notes to Financial Statements

A. Significant Accounting Policies

DWS High Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements, effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk — that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from a board approved pricing vendor and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund is recorded as an asset on the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability on the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

The Fund adopted FASB Staff Position (FSP) FAS 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No.133 and FASB Interpretation No. 45", effective November 30, 2008. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the undiscounted maximum potential amount of future payments the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties.

The amendments to FIN 45 require additional disclosure about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period in this note and at the end of the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Senior Loans. Senior Loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These loans are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At November 30, 2008, the Fund had a net tax basis capital loss carryforward of approximately $100,376,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2009 ($20,780,000), November 30, 2010 ($39,455,000), November 30, 2011 ($16,502,000), November 30, 2013 ($515,000), November 30, 2014 ($3,515,000), November 30, 2015 ($1,317,000) and November 30, 2016 ($18,292,000), the respective expiration dates, whichever occurs first. During the year ended November 30, 2008, the Fund lost, through expiration, $9,086,000 of prior year capital loss carryforward.

In addition, from November 1, 2008 through November 30, 2008, the Fund incurred approximately $4,593,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2009.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 965,856
Capital loss carryforwards	$ (100,376,000)
Net unrealized depreciation on investments	$ (69,774,050)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2008	2007
Distributions from ordinary income*	$ 16,404,133	$ 17,024,212
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency positions at the Fund's custodian bank at November 30, 2008. Previously, the Fund has utilized the direct method for presentation of its Statement of Cash Flows. The Fund has changed its presentation to the indirect method, which it believes provides a useful format and conforms to more common industry practice.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended November 30, 2008, purchases and sales of investment securities (excluding short-term instruments) aggregated $107,380,898 and $119,970,414, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. The Fund pays a monthly management fee based on the Fund's average weekly net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average weekly net assets	.85%
Over $250 million of such assets	.75%

Accordingly, for the year ended November 30, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

Service Provider Fees. DWS Investments Service Company (``DISC''), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2008, the amount charged to the Fund by DISC aggregated $65,580, of which $17,990 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $9,171, of which $8,337 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended November 30, 2008, the Fund paid its allocated portion of the retirement benefit of $8,165 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and pay interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions of income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

F. Fee Reductions

For the year ended November 30, 2008, the Advisor agreed to reimburse the Fund $289, which represents a portion of the expected fee savings for the Advisor through December 31, 2007, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2008, the Fund's custodian fee was reduced by $3,336 and $872, respectively, for custody and transfer agent credits earned.

G. Borrowings

The Fund has entered into a revolving credit agreement dated May 31, 2002 with a commercial paper conduit (the "Lender"), as amended through September 9, 2008, which allows the Fund to borrow against a secured line of credit in an aggregate amount up to $90,000,000 ($89,000,000 effective September 9, 2008). The borrowings under the line of credit are secured by a pledge of the Fund's portfolio securities. The revolving credit agreement facility has a maturity date of June 24, 2010 subject to early termination discussed below. There is no assurance the facility will be renewed in 2010. The notes payable represents a secured loan of $45,800,000, which is the amount drawn on the facility at November 30, 2008. The note bears interest at the commercial paper rate plus program fees. A commitment fee is charged to the Fund and is included with "interest expense" on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a five-year period. The loan amounts and rates are reset periodically under the revolving credit agreement. The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the year ended November 30, 2008 was $57,829,781, with a weighted average interest rate of 3.34%.

Draws on the line of credit are funded by the issuance of commercial paper notes. The Lender's obligation under the note is supported by a Stand by Purchase Agreement between the Lender and a commercial bank. The Lender's commitment under the revolving credit agreement is subject to early termination on the scheduled termination date of the Stand by Purchase Agreement. The Stand by Purchase Agreement had an initial term of 364 days, and is renewable for additional periods, which may be shorter than 364 days. As such, the revolving credit agreement may be terminated by the Lender upon ninety (90) days notice if the Liquidity Agreement is not renewed at any time, and is also subject to other customary termination events.

H. Payments Made by Affiliates

During the year ended November 30, 2007, the Advisor fully reimbursed the Fund $175,116 for a fee previously charged to the Fund. This reimbursement was treated as a capital contribution and is reported as "Reimbursement by Advisor" on the Statement of Changes in Net Assets.

During the year ended November 30, 2008, the Advisor fully reimbursed the Fund $194 for losses incurred on trades executed incorrectly. In addition, the Advisor will fully reimburse the Fund $252,946 for a loss incurred in violation of investment restrictions.

I. Share Repurchases

The Fund is authorized to effect periodic open-market repurchases for up to 5% of its outstanding shares over the twelve-month period February 1, 2009 through January 31, 2010.

J. Subsequent Event

The Fund's Agreement and Declaration of Trust requires the submission of a proposal to shareholders to convert the Fund from a closed-end investment company to an open-end investment company if the average discount of its share price to net asset value exceeds 10% based on the last trading day in each week during the 12 calendar weeks preceding the beginning of each year. The requirement has been triggered for the year ended December 31, 2008. Such a proposal will be presented at the next annual meeting of shareholders of the Fund which, is expected to be held in May 2009.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS High Income Trust:

We have audited the accompanying statement of assets and liabilities of DWS High Income Trust (the "Fund"), including the investment portfolio, as of November 30, 2008, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS High Income Trust at November 30, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 20, 2009

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Other Information

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of June 16, 2008, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by rule 30a-2 under the 1940 Act.

Dividend Reinvestment Plan

A summary of the Fund's Dividend Reinvestment Plan (the "Plan") is set forth below. Shareholders may obtain a copy of the entire Plan by visiting the Fund's Web site at www.dws-investments.com or by writing or calling DWS Investment Service Company ("DISC") at:

P.O. Box 219066
Kansas City, Missouri 64121-9066
(800) 294-4366

If you wish to participate in the Plan and your shares are held in your own name, simply contact DISC for the appropriate form. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan. The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant any cash dividends and capital gains distributions (collectively, "Distributions") paid on shares of the Fund (the "Shares"). Shares in a participant's Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

If, on the record date for a Distribution (the "Record Date"), Shares are trading at a discount from net asset value per Share, funds credited to a participant's Account will be used to purchase Shares (the "Purchase"). The Plan Agent (currently Computershare Inc.) will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that the Plan Agent is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to the Plan Agent, Shares valued at net asset value per Share in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' Accounts. The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

The cost of Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions, of the Shares acquired in connection with that Purchase. There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

A participant may from time to time make voluntary cash contributions to his Account in a minimum amount of $100 (no more than $500 may be contributed per month). Participants making voluntary cash investments will be charged a $0.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions. Please contact DISC for more information on voluntary cash contributions.

The Fund reserves the right to amend the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The Plan may be terminated by the Fund.

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated by the Fund, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or, if a Participant so desires, the Transfer Agent will notify the Plan Agent to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

Shareholders will receive tax information annually for personal records and to assist in preparation of their federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased Shares.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance was in the 3rd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one- and three-year periods ended December 31, 2007 and outperformed its benchmark in the five-year period ended December 31, 2007.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board considered that the Fund's management fee is charged only with respect to net assets, while many of the funds in the peer group pay management fees based upon managed assets. The Board noted that the Fund's total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007). The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of November 30, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

Additional Information

Automated Information Lines	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Shareholder Service Agent and Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KHI
CUSIP Number	23337C 109

ITEM 2.	CODE OF ETHICS

As of the end of the period, November 30, 2008, DWS High Income Trust has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS HIGH INCOME TRUST

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$56,102	$0	$8,756	$0
2007	$49,261	$0	$6,717	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$382,000	$0
2007	$250,000	$486,614	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$8,756	$382,000	$1,324,733	$1,715,489
2007	$6,717	$486,614	$1,215,526	$1,708,857

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2007 and 2008 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of William McClayton (Chairman), Keith R. Fox, Kenneth C. Froewiss, Henry P. Becton, Jr., John W. Ballantine and William N. Searcy.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

I.	INTRODUCTION

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.	AM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM’s advisory clients.1 As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.	POLICIES
1.	Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.	The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

(i)

adopting, monitoring and updating guidelines, attached as Exhibit A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)

voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

(iii)	monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

_________________________

1  purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.	Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion; however, AM must not selectively disclose its investment company clients’ proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

IV.	PROCEDURES

The key aspects of AM’s proxy voting process are as follows:

1.	The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.	Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.2

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

3.	Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

•	Neither the Guidelines nor specific client instructions cover an issue;
•	ISS does not make a recommendation on the issue;
•

The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

_________________________

2  Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.	Conflict of Interest Procedures
A.	Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

_________________________

3  mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

[4]

The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.	Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C.	Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

•

Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.	RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

•	AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.
•	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:
–	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.
–	Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.
–	Analyst worksheets created for stock option plan and share increase analyses.
–	Proxy Edge print-screen of actual vote election.
•

AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

•

The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

•

With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

–	The name of the issuer of the portfolio security;
–	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
–	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);
–	The shareholder meeting date;

–	A brief identification of the matter voted on;
–	Whether the matter was proposed by the issuer or by a security holder;
–	Whether the company cast its vote on the matter;
–	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
–	Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.	THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended October 2008

Table of contents

I	Board Of Directors And Executives
A	Election Of Directors
B	Classified Boards Of Directors
C	Board And Committee Independence
D	Liability And Indemnification Of Directors
E	Qualifications Of Directors
F	Removal Of Directors And Filling Of Vacancies
G	Proposals To Fix The Size Of The Board

H	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

I	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

J	Proposals to Establish Audit Committees
II	Capital Structure
A	Authorization Of Additional Shares
B	Authorization Of “Blank Check” Preferred Stock
C	Stock Splits/Reverse Stock Splits
D	Dual Class/Supervoting Stock
E	Large Block Issuance
F	Recapitalization Into A Single Class Of Stock
G	Share Repurchases
H	Reductions In Par Value
III	Corporate Governance Issues
A	Confidential Voting
B	Cumulative Voting
C	Supermajority Voting Requirements
D	Shareholder Right To Vote
IV	Compensation
A	Establishment of a Remuneration Committee
B	Executive And Director Stock Option Plans

C	Employee Stock Option/Purchase Plans
D	Golden Parachutes
E	Proposals To Limit Benefits Or Executive Compensation
F	Option Expensing
G	Management board election and motion
H	Remuneration (variable pay)
I	Long-term incentive plans
J	Shareholder Proposals Concerning “Pay For Superior Performance”
K	Executive Compensation Advisory
V	Anti-Takeover Related Issues
A	Shareholder Rights Plans (“Poison Pills”)
B	Reincorporation
C	Fair-Price Proposals
D	Exemption From State Takeover Laws
E	Non-Financial Effects Of Takeover Bids
VI	Mergers & Acquisitions
VII	Social & Political Issues
A	Labor & Human Rights
B	Diversity & Equality
C	Health & Safety
D	Government/Military
E	Tobacco
VIII	Environmental Issues
IX	Miscellaneous Items
A	Ratification Of Auditors
B	Limitation Of Non-Audit Services Provided By Independent Auditor
C	Audit Firm Rotation
D	Transaction Of Other Business
E	Motions To Adjourn The Meeting
F	Bundled Proposals
G	Change Of Company Name
H	Proposals Related To The Annual Meeting

I	Reimbursement Of Expenses Incurred From Candidate Nomination
J	Investment Company Proxies
K	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.	Board of Directors and Executives
A.	Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM’s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.	Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.	Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.
2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.
4.	“For” separation of the Chairman and CEO positions.
5.	“Against” proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.	Liability and Indemnification of Directors

AM policy is to vote “for” management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.	Qualifications of Directors

AM policy is to follow management’s recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.	Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.	Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.
2.	“Against” proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.	Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote “for” proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.	Capital Structure
A.	Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.	Authorization of “Blank Check” Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.

“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.	Stock Splits/Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.	Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.	Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.	Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.	Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.	Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.	Corporate Governance Issues
A.	Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.	Cumulative Voting (For U.S. Securities)

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for”management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,
b)	All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and
c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.	Supermajority Voting Requirements

AM policy is to vote “against” management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.	Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

IV.	Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.	Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote “for” proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.	Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

(1)

The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)

The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.
(4)	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.	Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP’s encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.	Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.	Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and
2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.	Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.	Management board election and motion (For FFT Securities)

AM policy is to vote “against”:

•	the election of board members with positions on either remuneration or audit committees;
•	the election of supervisory board members with too many supervisory board mandates;
•	“automatic ” election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.	Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote “for” remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.	Long-term incentive plans (For FFT Securities)

AM policy is to vote “for” long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	directly align the interests of members of management boards with those of shareholders;
•	establish challenging performance criteria to reward only above average performance;
•	measure performance by total shareholder return in relation to the market or a range of comparable companies;
•	are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;
•	do not allow a repricing of the exercise price in stock option plans.
J.	Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.	Executive Compensation Advisory

AM policy is to follow management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management’s compensation.

V.	Anti-Takeover Related Issues
A.	Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.	Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.	Fair-Price Proposals

AM policy is to vote “for” management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.	Exemption from state takeover laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.	Non-financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.	Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM’s Policies and Procedures.

VII.	Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote “against” these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders’ interests. AM’s policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders’ economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM’s policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A.	Labor & Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.	Diversity & Equality
1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.	Health & Safety
1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.	Government/Military
1.

AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.	Tobacco
1.

AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.	Environmental Issues

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

IX.	Miscellaneous Items
A.	Ratification of Auditors

AM policy is to vote “for” a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management’s nomination is warranted.

B.	Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.	Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.	Transaction of Other Business

AM policy is to vote against “transaction of other business” proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.	Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.	Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.	Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.	Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.	Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.	Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered boards of closed-end investment companies, although AM generally votes “against” staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.	International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

IMPORTANT: The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure

The following individual handles the day-to-day management of the Fund.

Gary Sullivan, CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the Fund.

•	Joined Deutsche Asset Management in 1996 and the Fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
•	Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
•	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary – Base salary generally represents a smaller percentage of portfolio managers’ total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation – Generally,discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager’s seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee’s individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager’s discretionary incentive compensation may be delivered in long-term equity programs (usually in the form or Deutsche Bank equity) (the “Equity Plan”). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

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The quantitative analysis of a portfolio manager’s individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

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The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm’s Code of Ethics and “living the values” of the Advisor are also factors.

The quantitative analysis of a portfolio manager’s performance is given more weight in determining discretionary incentive compensation that the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Gary Sullivan	-	$50,001 - $100,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Sullivan	11	$5,345,918,694	None	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Sullivan	None	-	None	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Sullivan	None	-	None	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

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Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

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To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

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In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

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The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

December 1 through December 31	n/a	n/a	n/a	n/a
January 1 through January 31	n/a	n/a	n/a	n/a
February 1 through February 28	n/a	n/a	n/a	n/a
March 1 through March 31	n/a	n/a	n/a	n/a
April 1 through April 30	n/a	n/a	n/a	n/a
May 1 through May 31	n/a	n/a	n/a	n/a
June 1 through June 30	n/a	n/a	n/a	n/a
July 1 through July 31	n/a	n/a	n/a	n/a
August 1 through August 31	n/a	n/a	n/a	n/a
September 1 through September 30	n/a	n/a	n/a	n/a
October 1 through October 31	n/a	n/a	n/a	n/a
November 1 through November 30	n/a	n/a	n/a	n/a

Total	n/a	n/a	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS High Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 28, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                                      January 28, 2009